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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                                 SEMPRA ENERGY
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

     These definitive materials are being distributed to registered and street holders beginning April 12, 2001.

LOGO
                        IMPORTANT REMINDER



                                                   April 12, 2001


Dear Shareholder:

     We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of Sempra Energy to be held on Tuesday, May 1, 2001. Your vote is important no matter how many shares you hold.

     According to our latest records, we have not received your proxy card for this meeting. Please vote today to avoid unnecessary solicitation costs to the Company.

     You may use one of the following simple methods for promptly providing your voting instructions:


     1. Vote by Telephone. Call toll-free, 1-877-779-8683 and follow the simple instructions. Have your social security number and the control number printed at the top of the proxy card ready for verification purposes.

     2.     Vote by Internet.  Go to website
            http://www.eproxyvote.com/sre and follow the simple instructions. Have your social security number and the control number printed at the top of the proxy card ready for verification purposes.

     3. Vote by Mail. Complete, sign, date and mail your proxy card in the postage-paid return envelope provided.

     For the reasons set forth in the Proxy Statement, dated March 8, 2001, the Board of Directors recommends that you vote "FOR" proposal 1 and "AGAINST" proposal 2 and proposal 3.

     Thank you for your cooperation and continued support.


                                                Sincerely,

                                                /s/ Thomas C. Sanger
                                                Thomas C. Sanger
                                                Corporate Secretary

LOGO
                        IMPORTANT REMINDER



                                                    April 12, 2001



Dear Shareholder:

     We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of Sempra Energy to be held on Tuesday, May 1, 2001. Your vote is important no matter how many shares you hold.

     According to our latest records, we have not received your voting instructions for this meeting. Please vote today to avoid unnecessary solicitation costs to the company.

     You may use one of the following simple methods for promptly providing your voting instructions:


     1. Vote by telephone. Call the toll-free number listed for this purpose on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

     2. Vote by Internet. Go to the website www.proxyvote.com listed on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

     3. Vote by Mail. Sign, date and return your voting instruction form in the postage-paid return envelope provided.


     For the reasons set forth in the Proxy Statement, dated March 8, 2001, the Board of Directors recommends that you vote "FOR" proposal 1 and "AGAINST" proposal 2 and proposal 3.

     Thank you for your cooperation and continued support.


                                                Sincerely,

                                                /s/ Thomas C. Sanger
                                                Thomas C. Sanger
                                                Corporate Secretary